THE GABELLI GROWTH FUND
SEMI-ANNUAL REPORT - JUNE 30, 1998


                         [GRAPHIC OMITTED: FIVE STARS]

                                    [GRAPHIC OMITTED: PHOTOGRAPH OF HOWARD WARD]



      MORNINGSTAR RATED THE GABELLI GROWTH FUND 5 STARS OVERALL AND FOR THE
           THREE, FIVE AND TEN YEAR PERIODS ENDED 6/30/98 AMONG 2545,
                1462 AND 707 DOMESTIC EQUITY FUNDS, RESPECTIVELY.

TO OUR SHAREHOLDERS,

     The stock market behaved indecisively in the second quarter. The three month period ended with a modest gain despite many market mood swings. Once again, the public was not fazed by the market's daily gyrations. Indeed, the public has demonstrated more stock market savvy than many pros. Stock market volatility, like the Chicago Bulls winning basketball championships, has become the norm. Unfortunately, while the U.S. economy continues to appear healthy, we are not completely immune from the destruction of wealth which is ongoing in Asia. Russia continues to struggle as well. Slumping oil prices can fuel economic weakness and social instability in the major oil producing regions of the world. At the margin, our economy will be weakened by events that transpire beyond our borders. So far, our economy and stock market have weathered these distant financial storms with extraordinary grace. The big question, which remains a mystery, is whether the drama unfolding in Japan and the emerging markets can continue to be contained.

INVESTMENT PERFORMANCE

     For the second quarter ended June 30, 1998, The Gabelli Growth Fund's (the "Fund") total return was 3.2%. The Lipper Analytical Services Growth Fund Average and Standard & Poor's ("S&P") 500 had returns of 1.9% and 3.3%, respectively, over the same period. Each index is an unmanaged indicator of investment performance. The Fund was up 37.2% over the trailing twelve month period. The Lipper Growth Fund Average and S&P 500 rose 25.4% and 30.2%, respectively, over the same twelve month period.

     For the ten year period ended June 30, 1998, the Fund's return averaged 19.1% annually, versus average annual returns of 16.5% and 18.5% for the Lipper Growth Fund Average and S&P 500, respectively. Since inception on April 10, 1987 through June 30, 1998, the Fund had a total return of 622.3%, which equates to an average annual return of 19.2%. Our shareholders total 59,190 and net assets are $1.6 billion as of June 30, 1998.


--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Morningstar proprietary ratings reflect historical risk adjusted performance as of June 30, 1998 and are subject to change every month. Morningstar ratings are calculated from a Fund's three, five and ten year average annual returns in excess of 90-day T-bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in an investment category receive five stars.

INVESTMENT RESULTS (a)


-------------------------------------------------------------------------------


                                           ----------------QUARTER--------------
                                           1ST         2ND         3RD       4TH      YEAR
                                           ---         ---         ---       ---      ----
1998:  Net Asset Value ................  $32.32       $33.37        -         -         -
       Total Return ...................    12.9%         3.2%       -         -         -
--------------------------------------------------------------------------------------------------
1997:  Net Asset Value ................  $24.50       $29.25     $33.41    $28.63    $28.63
       Total Return ...................     1.5%        19.4%      14.2%      3.1%    42.6%
--------------------------------------------------------------------------------------------------
1996:  Net Asset Value ................  $23.75      $24.34      $25.35    $24.14    $24.14
       Total Return ...................     7.2%        2.5%        4.1%      4.4%     19.4%
--------------------------------------------------------------------------------------------------
1995:  Net Asset Value ................  $20.86      $22.99      $24.91    $22.16    $22.16
       Total Return ...................     6.0%       10.2%        8.4%      4.9%    32.7%
--------------------------------------------------------------------------------------------------
1994:  Net Asset Value ................  $21.90      $21.23      $22.58    $19.68    $19.68
       Total Return ...................    (5.8)%      (3.1)%       6.4%     (0.5)%    (3.4)%
--------------------------------------------------------------------------------------------------
1993:  Net Asset Value ................  $21.71      $21.84      $23.43    $23.26    $23.26
       Total Return ...................     0.6%        0.6%        7.3%      2.5%     11.3%
--------------------------------------------------------------------------------------------------
1992:  Net Asset Value ................  $20.27      $19.72      $20.50    $21.59    $21.59
       Total Return ...................    (4.7)%      (2.7)%       4.0%      8.5%      4.5%
--------------------------------------------------------------------------------------------------
1991:  Net Asset Value ................  $18.18      $18.02      $19.51    $21.28    $21.28
       Total Return ...................    11.7%       (0.9)%       8.3%     12.0%    34.3%
--------------------------------------------------------------------------------------------------
1990:  Net Asset Value ................  $16.74      $17.80      $15.75    $16.27    $16.27
       Total Return ...................    (1.9)%       6.3%      (11.5)%     6.2%     (2.0)%
--------------------------------------------------------------------------------------------------
1989:  Net Asset Value ................  $13.99      $15.73      $17.46    $17.07    $17.07
       Total Return ...................    10.6%       12.4%       11.0%      1.5%     40.1%
--------------------------------------------------------------------------------------------------
1988:  Net Asset Value ................  $10.87      $12.40      $12.71    $12.65    $12.65
       Total Return ...................    16.1%       14.1%        2.5%      2.5%     39.2%
--------------------------------------------------------------------------------------------------
1987:  Net Asset Value ................  $10.00      $10.84      $11.28    $ 9.51    $ 9.51
       Total Return ...................    --           8.4%(b)     4.1%    (15.7)%    (4.9)%(b)
--------------------------------------------------------------------------------------------------



AVERAGE ANNUAL RETURNS - JUNE 30, 1998 (a)
------------------------------------------

1   Year ........................ 37.2%
5   Year ........................ 22.9%
10 Year ......................... 19.1%
Life of Fund (b) ................ 19.2%



                  DIVIDEND HISTORY
-----------------------------------------------------
PAYMENT (EX) DATE  RATE PER SHARE  REINVESTMENT PRICE
-----------------  --------------  ------------------
December 30, 1997      $5.790          $28.58
December 31, 1996      $2.324          $24.14
December 29, 1995      $3.960          $22.16
December 30, 1994      $2.790          $19.68
December 31, 1993      $0.760          $23.26
December 31, 1992      $0.646          $21.59
December 31, 1991      $0.573          $21.28
December 31, 1990      $0.460          $16.27
December 29, 1989      $0.654          $17.07
December 30, 1988      $0.377          $12.65
January   4, 1988      $0.152          $ 9.58



(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of operations on April 10, 1987.

--------------------------------------------------------------------------------

ECONOMIC BACKGROUND

     Labor unrest is becoming more common and vocal. Last year, Teamsters at the United Parcel Service walked out. This year, the United Auto Workers of General Motors are striking. Health care workers recently held a rally in midtown Manhattan. With a national unemployment rate below five percent, good help has been hard to find and labor has more leverage than it has had since the pre-downsizing years. Labor market pressure may soon ease, however, as late in the second quarter we saw signs of a weakening economy. The unemployment rate inched higher, layoffs rose and the National Association of Purchasing Managers Index fell below 50, indicative of a modest contraction in manufacturing activity. Given the declining rate of economic activity in Japan and the emerging markets, we expect to see more signs of weakness in the U.S. during the third quarter. Exports are declining and pricing power is mostly nonexistent. Overall, continued low interest rates - 30 year U.S. Treasury Bonds are at record lows as of this writing - will keep our economy moving forward. Real Gross Domestic Product growth of 2.0% to 3.0% over the balance of the year is a reasonable forecast. However, profit growth will be a challenge for many companies.

FINANCIAL MARKETS

     Does size matter? Many companies seem to think so given the laundry list of mega-mergers announced this year. During the quarter, we directly benefited from the pending purchases of Citicorp by Travelers and General Re by Warren Buffett's Berkshire Hathaway. Other super-sized deals announced and pending include AT&T and Tele-Communications Inc., Wells Fargo and Norwest Bank, BankOne and First Chicago NBD, NationsBank and BankAmerica, Daimler Benz and Chrysler, SBC Communications and Ameritech, Halliburton and Dresser Industries, Compaq and Digital Equipment, Baker Hughes and Western Atlas and American Home Products and Monsanto. The Bank of New York tried to buy Mellon Bank and was rebuffed by Mellon's management. As shareholders, we would have liked to put this issue to a vote. Mellon's management felt otherwise. Without a doubt, this trend of mega-deals will continue. Increasingly, corporate America seems to have the look and feel of that treasured board game Monopoly.

     Although stock valuations are extended, the deal flow and sub-six percent interest rates will likely keep stock prices propped up. We admit to not understanding the prices investors are paying for the Internet stocks but then value, like beauty, is in the eyes of the beholder. A stock, like a painting, is worth whatever someone is willing to pay for it. Maybe Internet stocks are like professional sports franchises. Most of these lose money on an operating basis but their values rise in anticipation of ever greater advertising deals in the future. On the other hand, Internet-mania could be like the tulip-mania in Holland during the 1630s. At least we are in good company, as Warren Buffett says he doesn't understand these stocks either.

     Our best performing stocks during the quarter included technology holdings:
Dell Computer, Cisco Systems, BMC Software and Microsoft. Financial service leaders included American Express, AIG and General Re. Other holdings among our top 15 gainers were Home Depot, Warner-Lambert, Walgreens, Computer Sciences Corp., Lowe's, Becton Dickinson, The New York Times and Schering-Plough.

     Our investment in oil service companies (7% of the portfolio) has not lived up to our expectations so far. The companies (Schlumberger, Halliburton, Baker Hughes and Smith International) all reported healthy double-digit gains in earnings in the first quarter. We expected more double-digit gains in the second quarter. However, the warm winter and shrinking oil demand from Asia caused oil prices to plummet and soured the intermediate term outlook for oil company capital spending. We will review our commitment to these stocks after second quarter earnings are released.

LOOKING AHEAD

     Given the turmoil in Asia, the portfolio has a stronger bias toward domestic oriented companies than usual. We still like a number of multinational companies, especially in less economically sensitive areas like health care, but we are favoring domestic retailers (Home Depot and Lowe's), financial services (Mellon Bank, Northern Trust and Marsh & McLennan) and media (New York Times, Gannett, Clear Channel, CBS, Tribune and Disney). Earnings visibility is increasingly important and we want to emphasize the companies with the most visibility. This implies only limited exposure to Asia. In the declining interest rate environment we expect, domestic growth stocks should have valuation support (from higher present values for future cash flows) and continued earnings growth from a still growing domestic economy.

     We do not know if the so called "Asian Flu" will spoil the good times on Wall Street. We do know stocks are not cheap and you should invest in stocks with a long term horizon. We will continue to deliver a well-diversified portfolio of America's greatest established growth companies selling at prices that can be rationalized using fundamental security analysis.

LET'S TALK STOCKS

     The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

COMPUTER SCIENCES CORP. (CSC - $64.00 - NYSE) is a leading provider of technology outsourcing services to industry and government. As such, the company is well-positioned to benefit from the expected growth in demand for outsourcing services. This growing demand is driven by companies' desire to improve productivity and simplify the management of increasingly complex technology systems. Based in El Segundo, California, the company successfully fought off a takeover attempt by Computer Associates earlier this year.

FIRST DATA CORP. (FDC - $33.3125 - NYSE) is a leading information processing company. The company benefits from the increase in credit card usage, as it processes credit and debit card transactions for over 1,400 financial institutions. In fact, First Data processes roughly one-third of all domestic credit card transactions. Credit cards are presently used in one of every five transactions, and we expect them to become even more widely used in the future. The company is also a leader in funds transfer services, as well as in processing information for the mutual fund and health care industries.

GANNETT CO. INC. (GCI - $71.0625 - NYSE) is best known for its USA TODAY newspaper publication. Gannett publishes an additional 189 newspapers in 38 states. The company also operates 13 radio and 15 network affiliated television stations. Earnings are strong due to healthy advertising trends and solid expense control. This high quality publisher should be able to consistently grow earnings at a low double-digit rate.

GILLETTE CO. (G - $56.6875 - NYSE), along with Coca-Cola, is a premier example of a consumer products company that is well-situated to exploit opportunities on a global basis. The company is aggressively pursuing foreign markets and developing an impressive number of new products. The acquisition of Duracell leverages Gillette's infrastructure and provides additional products to fuel growth.

THE HOME DEPOT INC. (HD - $83.0625 - NYSE) is the undisputed leader of the home improvement warehouse retailers. Led by Bernie Marcus and Arthur Blank, the company's founders, Home Depot is testing new store formats which appeal to new markets (smaller stores and upscale furnishings), providing incremental growth to what remains a terrific franchise in do-it-yourself home hardware and supplies. Geographic expansion continues to drive square footage growth as the company increases its presence in the Midwest and continues to penetrate the Northeast. Home Depot has substantial international potential over the long term. The company plans to open its first store in Chile this year.

MARSH & MCLENNAN COMPANIES INC. (MMC - $60.4375 - NYSE), with the recent acquisition of Johnson and Higgins, holds the number one position in insurance brokerage. Additionally, the company owns The Putnam Group, the Boston-based asset manager (assets under management exceed $250 billion), and Mercer Group, a leader in employee benefits consulting.

MELLON BANK CORP. (MEL - $69.625 - NYSE), with the acquisitions in recent years of Dreyfus, The Boston Company and Founders Asset Management, has become a powerhouse in money management services. We believe the rising contribution to earnings from predictable fee sources will enhance the company's valuation. We expect low double-digit growth in earnings and a continuation of Mellon's share repurchase program this year. Current business trends are strong.

MERCK & CO. INC. (MRK - $133.75 - NYSE) is one of the world's largest health care companies and a leader in pharmaceutical research and development. Merck operates the largest of the pharmacy benefit managers, an area that has produced exceptional growth. Merck's research effort is consistently among the best. We expect the company to use some of its significant free cash flow to buy back stock and increase the dividend.

NORTHERN TRUST CORP. (NTRS - $76.25 - NASDAQ) is one of a few public asset managers with a strong franchise in the wealth management market. With nearly $200 billion in assets under management and fees generating 65% of income, the bank's stock appears undervalued. Northern Trust is a trophy property within the banking sector.

SCHLUMBERGER LTD. (SLB - $68.3125 - NYSE) is the leading provider of engineering services to the oil and gas industries. Fully 75% of sales (approximately $10 billion total) comes from non-U.S. customers. The company is the industry leader in terms of research and development, spending about $300 million annually.

MINIMUM INITIAL INVESTMENT - $1,000

     The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan.

     The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABGX. Please call us during the business day for further information.

     We thank you for your loyalty and as always, pledge our best efforts on your behalf.

                                   Sincerely,



           /s/ Howard F. Ward                   /s/ Donald C. Jenkins

           HOWARD F. WARD, CFA                  DONALD C. JENKINS, CFA
           Portfolio Manager                    Associate Portfolio Manager

July 31, 1998



--------------------------------------------------------------------------------

                                TOP TEN HOLDINGS
                                 JUNE 30, 1998
                                 -------------

   The Home Depot Inc.                            Computer Sciences Corp.
   Marsh & McLennan Companies                     Gannett Co. Inc.
   Northern Trust Corp.                           Merck & Co. Inc.
   Mellon Bank Corp.                              Schlumberger Ltd.
   First Data Corp.                               Gillette Co.

--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI GROWTH FUND
PORTFOLIO OF INVESTMENTS -- JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                    MARKET
  SHARES                                            COST            VALUE
  ------                                            ----            ------
            COMMON STOCKS--97.4%
            ADVERTISING--1.4%
   364,050  Interpublic Group of Companies
             Inc. ...........................  $   14,318,601   $   22,093,284
    20,000  Young & Rubicam Inc. ............         500,000          640,000
                                               --------------   --------------
                                                   14,818,601       22,733,284
                                               --------------   --------------
            BROADCASTING--3.6%
   720,600  CBS Corp.+.......................      22,071,827       22,879,050
   303,800  Clear Channel Communications
             Inc.+ ..........................      26,378,532       33,152,175
                                               --------------   --------------
                                                   48,450,359       56,031,225
                                               --------------   --------------
            BUSINESS SERVICES--8.2%
   310,000  Automatic Data Processing
             Inc. ...........................      14,166,648       22,591,250
   680,600  Computer Sciences Corp.+.........      27,531,190       43,558,400
 1,587,800  First Data Corp. ................      50,289,990       52,893,587
   523,000  Sysco Corp. .....................       8,444,165       13,401,875
                                               --------------   --------------
                                                  100,431,993      132,445,112
                                               --------------   --------------
            CABLE--1.2%
   445,000  MediaOne Group Inc. .............      16,342,371       19,552,188
                                               --------------   --------------
            CONSUMER PRODUCTS--5.7%
   181,800  Avon Products Inc. ..............      10,915,340       14,089,500
   140,000  Coca-Cola Co. ...................       4,765,076       11,970,000
   664,800  Gillette Co. ....................      27,510,492       37,685,850
   262,000  PepsiCo Inc. ....................       6,143,386       10,791,125
   142,000  Ralston Purina Group.............      10,549,695       16,587,375
                                               --------------   --------------
                                                   59,883,989       91,123,850
                                               --------------   --------------
            DIVERSIFIED INDUSTRIAL--6.3%
   411,200  Allied-Signal Inc. ..............      13,991,374       18,247,000
   358,000  Honeywell Inc. ..................      23,792,082       29,915,375
   436,908  Molex Inc., Cl. A................       8,549,146       10,212,725
   521,200  Sundstrand Corp. ................      26,694,249       29,838,700
   142,000  United Technologies..............       7,467,087       13,135,000
                                               --------------   --------------
                                                   80,493,938      101,348,800
                                               --------------   --------------
            ENERGY--7.0%
   694,000  Baker Hughes Inc. ...............      28,883,454       23,986,375
   545,000  Halliburton Co. .................      23,825,159       24,286,562
   619,000  Schlumberger Ltd. ...............      37,994,153       42,285,437
   651,800  Smith International Inc.+........      39,489,042       22,690,788
                                               --------------   --------------
                                                  130,191,808      113,249,162
                                               --------------   --------------
            ENTERTAINMENT--0.9%
   141,000  Walt Disney Co. .................       9,190,596       14,813,812
                                               --------------   --------------
            FINANCIAL SERVICES--10.8%
   100,000  American Express Co. ............       2,871,609       11,400,000
   137,000  American International Group
             Inc. ...........................       6,689,315       20,002,000
    69,000  General Re Corp. ................      15,354,976       17,681,250
 1,024,500  Marsh & McLennan Companies
             Inc. ...........................      54,929,628       61,918,219
   275,000  Merrill Lynch & Co. .............      16,147,593       25,368,750
   560,500  Schwab (Charles) Corp. ..........      17,384,252       18,216,250
   493,000  T. Rowe Price Associates Inc. ...      13,095,366       18,518,313
                                               --------------   --------------
                                                  126,472,739      173,104,782
                                               --------------   --------------
            FINANCIAL SERVICES: BANKS--11.8%
   425,000  Bank of New York Inc. ...........      24,814,619       25,792,187
   103,000  Citicorp.........................       7,914,200       15,372,750
   863,000  Mellon Bank Corp. ...............      33,072,219       60,086,375
   800,000  Northern Trust Corp. ............      44,464,501       61,000,000
   409,400  State Street Corp. ..............      12,604,488       28,453,300
                                               --------------   --------------
                                                  122,870,027      190,704,612
                                               --------------   --------------
            HEALTH CARE--14.0%
   302,000  Abbott Laboratories..............       6,983,738       12,344,250
   485,000  Baxter International Inc. .......      24,610,495       26,099,062
   147,000  Becton Dickinson & Co. ..........      10,758,672       11,410,875

                                                                    MARKET
  SHARES                                            COST            VALUE
  ------                                            ----            ------
            HEALTH CARE (CONTINUED)
   220,000  Bristol-Myers Squibb Co. ........  $   24,290,798   $   25,286,250
   397,000  Johnson & Johnson................      19,795,967       29,278,750
   250,000  Lilly (Eli) & Co. ...............      11,458,167       16,515,625
   321,000  Merck & Co. Inc. ................      27,808,760       42,933,750
    73,000  Pfizer Inc. .....................       1,889,897        7,934,188
   141,000  Schering-Plough Corp. ...........       2,551,873       12,919,125
   435,000  Sigma-Aldrich Corp. .............      16,651,950       15,279,375
   265,000  SmithKline Beecham plc, ADR......      10,698,576       16,032,500
   129,000  Warner-Lambert Co. ..............       2,383,565        8,949,375
                                               --------------   --------------
                                                  159,882,458      224,983,125
                                               --------------   --------------
            PUBLISHING--6.4%
   605,000  Gannett Co. Inc. ................      30,187,568       42,992,813
   342,000  McGraw-Hill Companies Inc. ......      18,037,227       27,894,375
   269,000  New York Times Co., Cl. A........      14,809,846       21,318,250
   165,000  Tribune Co. .....................       5,694,432       11,354,063
                                               --------------   --------------
                                                   68,729,073      103,559,501
                                               --------------   --------------
            RETAIL--8.1%
   758,859  Home Depot Inc. .................      24,493,089       63,032,726
   921,000  Lowe's Companies Inc. ...........      31,978,674       37,358,063
   422,100  Tiffany & Co. ...................      19,578,679       20,260,800
   246,000  Walgreens Co. ...................       2,383,163       10,162,875
                                               --------------   --------------
                                                   78,433,605      130,814,464
                                               --------------   --------------
            TECHNOLOGY--12.0%
   324,000  BMC Software Inc.+...............       9,921,036       16,827,750
   200,500  Cisco Systems Inc.+..............       9,312,103       18,458,531
   450,500  Computer Associates International
             Inc. ...........................      19,150,494       25,030,906
   105,000  Dell Computer Corp.+.............       2,625,825        9,745,312
   340,000  EMC Corp. .......................      15,114,047       15,236,250
   340,000  Hewlett-Packard Co. .............      25,149,112       20,357,500
   155,000  Intel Corp. .....................      11,188,968       11,489,375
   107,000  Microsoft Corp.+.................       4,395,469       11,596,125
   410,000  Sun Microsystems Inc.+...........      13,181,452       17,809,375
   562,000  SunGard Data Systems Inc.+.......      20,426,353       21,566,750
   350,000  Tellabs Inc.+....................      18,675,416       25,068,781
                                               --------------   --------------
                                                  149,140,275      193,186,655
                                               --------------   --------------
TOTAL COMMON STOCKS..........................   1,165,331,832    1,567,650,572
                                               --------------   --------------

 PRINCIPAL
  AMOUNT
 ---------
             U.S. GOVERNMENT OBLIGATIONS--3.2%
$52,028,000  U.S. Treasury Bills, 4.87% to
              5.16%++ due 08/06/98 to
              09/17/98........................    51,754,149        51,754,149
                                                ------------      ------------

TOTAL INVESTMENTS...................  100.6%  $1,217,085,981   $1,619,404,721
                                              ==============
OTHER ASSETS AND LIABILITIES
 (NET)..............................   (0.6)%                     (10,003,719)
                                      -----                    --------------
NET ASSETS
 (48,231,023 shares outstanding)....  100.0%                   $1,609,401,002
                                      =====                    ==============
NET ASSET VALUE, OFFERING AND
 REDEMPTION PRICE PER SHARE.........                                   $33.37
                                                                       ======


------------------------------

         For Federal tax purposes:

          Aggregate cost                                        $1,217,085,981
                                                                ==============
          Gross unrealized appreciation                         $  430,178,260
          Gross unrealized depreciation                            (27,859,520)
                                                                --------------
         Net unrealized appreciation                            $  402,318,740
                                                                ==============
    +    Non-income producing security.
   ++    Represents annualized yield at date of
         purchase.
   ADR-- American Depositary Receipt.

                See accompanying notes to financial statements.

                            THE GABELLI GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998 (UNAUDITED)
-------------------------------------------------------------

ASSETS:
  Investments, at value (Cost $1,217,085,981)...  $1,619,404,721
  Cash..........................................          66,589
  Dividends receivable..........................       1,257,304
  Receivable for investments sold...............         873,101
  Receivable for shares of beneficial interest
    sold........................................       4,989,439
                                                  --------------
    TOTAL ASSETS................................   1,626,591,154
                                                  --------------
LIABILITIES:
  Payable for investments purchased.............      13,895,727
  Payable for shares of beneficial interest
    redeemed....................................       1,329,451
  Payable for investment advisory fees..........       1,267,293
  Payable for distribution fees.................         316,823
  Other accrued expenses........................         380,858
                                                  --------------
    TOTAL LIABILITIES...........................      17,190,152
                                                  --------------
    NET ASSETS applicable to 48,231,023 shares
      outstanding...............................  $1,609,401,002
                                                  ==============
NET ASSETS CONSIST OF:
  Shares of beneficial interest, at par value...  $      482,310
  Additional paid-in capital....................   1,139,076,763
  Accumulated net investment loss...............        (818,394)
  Accumulated net realized gain on
    investments.................................      68,341,583
  Net unrealized appreciation on investments....     402,318,740
                                                  --------------
    TOTAL NET ASSETS............................  $1,609,401,002
                                                  ==============
    NET ASSET VALUE, offering and redemption
      price per share
      ($1,609,401,002 / 48,231,023 shares
      outstanding; unlimited number of shares
      authorized of $0.01 par value)............          $33.37
                                                           =====

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)
-------------------------------------------------------------

INVESTMENT INCOME:
  Dividends......................................  $  6,043,549
  Interest.......................................     2,299,845
                                                   ------------
    TOTAL INVESTMENT INCOME......................     8,343,394
                                                   ------------
EXPENSES:
  Investment advisory fees.......................     6,609,578
  Distribution fees..............................     1,525,146
  Shareholder services fees......................       567,290
  Trustees' fees.................................        60,911
  Legal and audit fees...........................        29,950
  Miscellaneous expenses.........................       368,913
                                                   ------------
    TOTAL EXPENSES...............................     9,161,788
                                                   ------------
    NET INVESTMENT LOSS..........................      (818,394)
                                                   ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments...............    68,735,115
  Net change in unrealized appreciation on
    investments..................................   123,258,428
                                                   ------------
  NET REALIZED AND UNREALIZED GAIN ON
    INVESTMENTS..................................   191,993,543
                                                   ------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS.....................................  $191,175,149
                                                   ============

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                              SIX MONTHS ENDED     YEAR ENDED
                                                               JUNE 30, 1998      DECEMBER 31,
                                                                (UNAUDITED)           1997
                                                              ----------------    ------------
OPERATIONS:
  Net investment loss.......................................   $     (818,394)    $ (1,809,135)
  Net realized gain on investments..........................       68,735,115      161,959,991
  Net change in unrealized appreciation on investments......      123,258,428      106,084,148
                                                               --------------     ------------
    Net increase in net assets resulting from operations....      191,175,149      266,235,004
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment loss.......................................        --                 (47,113)
  In excess of net investment income........................        --                  (8,321)
  Net realized gain on investments..........................        --            (160,337,412)
  In excess of net realized gain on investments.............        --                 (97,442)
                                                               --------------     ------------
    Total distributions to shareholders.....................        --            (160,490,288)
                                                               --------------     ------------
SHARE TRANSACTIONS:
  Net increase in net assets from shares of beneficial
    interest transactions...................................      474,240,803      228,835,326
                                                               --------------     ------------
    Net increase in net assets..............................      665,415,952      334,580,042
NET ASSETS:
  Beginning of period.......................................      943,985,050      609,405,008
                                                               --------------     ------------
  End of period.............................................   $1,609,401,002     $943,985,050
                                                               ==============     ============

                See accompanying notes to financial statements.

THE GABELLI GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
1. DESCRIPTION. The Gabelli Growth Fund (the "Fund") was organized on October 24, 1986 as a Massachusetts business trust. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), whose primary objective is capital appreciation. The Fund commenced operations on April 10, 1987.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser. When market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Trustees determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Trustees. Debt instruments having a greater maturity are valued at the highest bid price obtained from a dealer maintaining an active market in those securities.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

PROVISION FOR INCOME TAXES. The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

THE GABELLI GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Trustees of the Fund who are its affiliates.

4. DISTRIBUTION PLAN. The Fund's Board of Trustees has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the six months ended June 30, 1998 the Fund incurred distribution costs payable to Gabelli & Company, Inc., an indirect wholly-owned subsidiary of the Adviser, of $1,525,146, or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and sales of securities for the six months ended June 30, 1998, other than short term securities, aggregated $572,618,400 and $132,068,903, respectively.

6. SHARES OF BENEFICIAL INTEREST. Transactions in shares of beneficial interest were as follows:

                                                          SIX MONTHS ENDED                   YEAR ENDED
                                                            JUNE 30, 1998                DECEMBER 31, 1997
                                                     ---------------------------    ----------------------------
                                                       SHARES         AMOUNT          SHARES          AMOUNT
                                                       ------         ------          ------          ------
Shares sold........................................  20,489,514    $ 640,272,639     29,696,140    $ 857,263,991
Shares issued upon reinvestment of dividends.......      --             --            5,734,075      153,468,414
Shares redeemed....................................  (5,229,815)    (166,031,836)   (27,348,725)    (781,897,079)
                                                     ----------    -------------    -----------    -------------
  Net increase.....................................  15,259,699    $ 474,240,803      7,721,490    $ 228,835,326
                                                     ==========    =============    ===========    =============

THE GABELLI GROWTH FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period:

                                               SIX MONTHS                           YEAR ENDED
                                                  ENDED                            DECEMBER 31,
                                              JUNE 30, 1998   ------------------------------------------------------
                                               (UNAUDITED)      1997         1996       1995       1994       1993
                                              -------------     ----         ----       ----       ----       ----
OPERATING PERFORMANCE:
  Net asset value, beginning of period......   $    28.63     $  24.14     $  22.16   $  19.68   $  23.26   $  21.59
                                               ----------     --------     --------   --------   --------   --------
  Net investment income (loss)..............        (0.09)       (0.06)        0.03       0.05       0.07       0.06
  Net realized and unrealized gain (loss)
    on investments..........................         4.83        10.34         4.27       6.39      (0.86)      2.37
                                               ----------     --------     --------   --------   --------   --------
  Total from investment operations..........         4.74        10.28         4.30       6.44      (0.79)      2.43
                                               ----------     --------     --------   --------   --------   --------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income.....................           --        (0.00)(a)    (0.02)     (0.05)     (0.08)     (0.05)
  In excess of net investment income........           --        (0.00)(a)       --         --      (0.01)        --
  Net realized gain on investments..........           --        (5.79)       (2.30)     (3.91)     (2.39)     (0.67)
  In excess of net realized gain
    on investments..........................           --        (0.00)(a)       --         --      (0.31)     (0.04)
                                               ----------     --------     --------   --------   --------   --------
  Total distributions.......................           --        (5.79)       (2.32)     (3.96)     (2.79)     (0.76)
                                               ----------     --------     --------   --------   --------   --------
  NET ASSET VALUE, END OF PERIOD............   $    33.37     $  28.63     $  24.14   $  22.16   $  19.68   $  23.26
                                               ==========     ========     ========   ========   ========   ========
  Total return+.............................        16.6%        42.6%        19.4%      32.7%     (3.4)%      11.3%
RATIOS TO AVERAGE NET ASSETS AND
  SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)......   $1,609,401     $943,985     $609,405   $533,041   $482,471   $695,013
  Ratio of net investment income (loss)
    to average net assets...................      (0.12)%(b)   (0.23)%        0.12%      0.22%      0.31%      0.22%
  Ratio of operating expenses
    to average net assets...................        1.39%(b)     1.43%        1.43%      1.44%      1.36%      1.41%
  Portfolio turnover rate...................          10%          83%          88%       140%        40%        81%

---------------

  + Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a)  Amount represents less than $0.005 per share.
(b)  Annualized.

                See accompanying notes to financial statements.

             THE GABELLI GROWTH FUND
               One Corporate Center
             Rye, New York 10580-1434
                  1-800-GABELLI
                 [1-800-422-3554]
               FAX: 1-914-921-5118
              HTTP://WWW.GABELLI.COM
             E-MAIL: INFO@GABELLI.COM
(Net Asset Value may be obtained daily by calling
          1-800-GABELLI after 6:00 P.M.)


                     BOARD OF TRUSTEES
Mario J. Gabelli, CFA           Karl Otto Pohl
Chairman and Chief              Former President
Investment Officer              Deutsche Bundesbank
Gabelli Funds, Inc.

Felix J. Christiana             Anthony R. Pustorino
Former Senior Vice President    Certified Public Accountant
Dollar Dry Dock Savings Bank    Professor, Pace University

Anthony J. Colavita             Anthony Torna
Attorney-at-Law                 Herzog, Heine & Geduld, Inc.
Anthony J. Colavita, P.C.

James P. Conn                   Anthonie C. van Ekris
Chief Investment Officer        Managing Director
Financial Security Assurance    BALMAC International, Inc.
Holdings Ltd.

            OFFICERS AND PORTFOLIO MANAGERS
Bruce N. Alpert                 Howard F. Ward, CFA
President and Treasurer         Portfolio Manager
James E. McKee                  Donald C. Jenkins, CFA
Secretary                       Associate Portfolio Manager


              DISTRIBUTOR
        Gabelli & Company, Inc.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
    State Street Bank and Trust Company

             LEGAL COUNSEL
 Skadden, Arps, Slate, Meagher & Flom LLP


-------------------------------------------------------------------------------

This report is submitted for the general information of the shareholders of The Gabelli Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

-------------------------------------------------------------------------------

            [PHOTOGRAPH]
THE
GABELLI
GROWTH
FUND
            SEMI-ANNUAL REPORT
                 JUNE 30, 1998